IMPORTANT INFORMATION REGARDING A CHANGE IN PRINCIPAL INVESTMENT STRATEGIES FOR ING SPORTS CORE FIXED INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING SPorts Core Fixed Income Fund (“Fund”)

Supplement dated September 7, 2012

to the Fund’s Prospectus (“Prospectus”) dated July 31, 2012

On September 6, 2012, the Fund’s Board of Trustees approved a proposal changing the Fund’s principal investment strategies, and changing the Fund’s name to “ING Investment Grade Credit Fund” and re-designating the Fund’s current share class to “Class SMA” shares.  Effective on or about November 16, 2012, the Fund’s Prospectuses are revised as follows:

1.             All references to “ING SPorts Core Fixed Income Fund” in the Fund’s Prospectuses are hereby deleted and replaced with “ING Investment Grade Credit Fund.”

2.            All references to the Fund’s current share class are restated as “Class SMA” shares.

3.             The section entitled “ING SPorts Core Fixed Income Fund – Principal Investment Strategies” in the summary section of the Fund’s Prospectuses is hereby deleted in its entirety and replaced with the following:

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in investment-grade fixed-income securities. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. Investment-grade fixed-income securities are securities rated at least BBB- by Standard & Poor’s Ratings Services, Baa3 by Moody’s Investors Service, Inc., BBB- by Fitch Ratings, or have an equivalent rating by a nationally recognized statistical rating organization, or are deemed by the adviser (“Adviser”) to be of comparable quality if unrated.

The securities that the Fund may invest in include, but are not limited to, the following:

•              fixed-income securities issued by U.S. and foreign entities that are denominated in U.S. or foreign currencies, including, but not limited to, collateralized debt obligations, collateralized loan obligations, convertible bonds, collateralized mortgage obligations and U.S. and foreign mortgage-backed and asset-backed fixed-income securities;

•              debt obligations that are denominated in U.S. or foreign currencies and issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities;

•              preferred stocks;

•              money market instruments; and

•              municipal bonds.

Generally, the Adviser maintains a dollar-weighted average duration between three and ten years for the Fund. Duration is the most commonly used measure of risk in fixed-income investment as it incorporates multiple features of the fixed-income instrument (e.g., yield, coupon, maturity, etc.) into one number. Duration is a measure of sensitivity of the price of a fixed-income instrument to a change in interest rates. Duration is a weighted average of the times that interest payments and the final return of principal are received. The weights are the amounts of the payments discounted by the yield-to-maturity of the fixed-income instrument. Duration is expressed as a number of years. The bigger the duration number, the greater the interest-rate risk or reward for the fixed-income instrument prices. For example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of five years would be expected to rise approximately 5% if interest rates drop by one percentage point.

The Fund may also engage in dollar roll transactions, repurchase agreements and reverse repurchase agreements, options, futures and forward contracts involving securities, securities indices, foreign currencies, interest rates, and swap agreements, including credit default swaps. The Fund typically uses derivatives to reduce exposure to other risks, such as interest rate or currency risk, to substitute for taking a position in the underlying asset, and/or to enhance returns in the Fund.

The Adviser believes that relationships between the drivers of fixed income returns change over time and that recognizing this is key to managing fixed-income assets.  Therefore, the Adviser employs a dynamic investment process that balances top-down macro economic considerations and fundamental bottom-up analysis during the steps of its investment process – sector allocation, security selection, duration and yield curve management.  This includes leveraging proprietary qualitative analysis along with quantitative tools throughout the portfolio construction process.

The Fund may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder (“1940 Act”).

The Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

IMPORTANT INFORMATION REGARDING A CHANGE IN PRINCIPAL INVESTMENT STRATEGIES FOR ING SPORTS CORE FIXED INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING SPorts Core Fixed Income Fund (“Fund”)

Supplement dated September 7, 2012

to the Fund’s Statement of Additional Information (“SAI”) dated July 31, 2012

On September 6, 2012, the Fund’s Board of Trustees approved a proposal changing the Fund’s principal investment strategies, and changing the Fund’s name to “ING Investment Grade Credit Fund” and re-designating the Fund’s current share class to “Class SMA” shares.  Effective on or about November 16, 2012, the Fund’s SAI is revised as follows:

1.     All references to “ING SPorts Core Fixed Income Fund” and “Sports Core Fixed Income Fund” in the Fund’s SAI are hereby deleted and replaced with “ING Investment Grade Credit Fund” and “Investment Grade Credit Fund,” respectively.

2.     All references to the Fund’s current share class are restated as “Class SMA” shares.

3.     The subsection entitled “Non-Fundamental Investment Policies Pursuant to Rule 35d-1 of the 1940 Act – ING Sports Core Fixed Income Fund” is hereby deleted in its entirety and replaced with the following:

ING Investment Grade Credit Fund

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in investment-grade fixed-income securities.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE